FH P1 P2 P4 01/17

SUPPLEMENT DATED JANUARY 6, 2017

TO THE PROSPECTUSES DATED MAY 1, 2016

OF

FRANKLIN HIGH INCOME VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended to add the following:

On December 1, 2016, the Board of Trustees (the “Board”) of Franklin Templeton Variable Insurance Products Trust (the “Trust”) approved a proposal to liquidate the Franklin High Income VIP Fund (the “Fund”). Effective at the close of market on or about April 21, 2017, the Fund will be closed to new investors and to additional investments from existing shareholders. The liquidation is currently planned for April 28, 2017 (the “Liquidation”), and may be delayed if unforeseen circumstances arise.

Contract owners should refer to documents provided by their insurance companies concerning the effect of the Liquidation and any steps they may need to take. In addition, in considering new purchases or transfers, contract owners may want to refer to their contract and Trust prospectuses or consult with their investment representatives to consider other investment options.

Please keep this supplement with your prospectus for future reference.